Pensions and Investments Recognizes HIT as a “Best Place to Work in Money Management” for the Second Consecutive Year

The AFL-CIO Housing Investment Trust (HIT) won a spot on Pensions & Investments’ 2018 Best Places to Work in Money Management list today for the second year running. The HIT was recognized for its commitment to work life balance and its mission driven work.

“The work we do at the HIT – transforming communities and striving to provide our pension investors with competitive returns – motivates our team,” said Chang Suh, HIT CEO. “We take our work seriously, but the unique mission encourages collegiality and long-term dedication to the company and its investors.”

Pensions & Investments partnered with Best Companies Group, an independent research firm specializing in identifying great places to work, to conduct a two-part survey process of employers and their employees.

“Again this year, it is clear that what makes firms great employers isn't necessarily about money management in particular,” said P&I Editor Amy B. Resnick. “Employees at these top-ranked firms most often cited, their colleagues, the firm’s culture and the benefits as the things that make it a great place to work.”

The survey, which was weighted 75% to anonymous employee surveys conducted by a third party, revealed this dynamic at work at the HIT. P&I’s article on the HIT cited an employee who wrote:

“Over the years, employees develop meaningful relationships with their colleagues and show up to support each other in a variety of ways: items for children (clothing, sports equipment, toys and books) are passed down among employees, meals are dropped off as people go through difficult times, happy occasions are celebrated. People are proud to work here.”

For a complete list of the 2018 Pensions & Investments’ Best Places to Work in Money Management winners and write-ups, go to www.pionline.com/BPTW2018.

About Pensions & Investments
Pensions & Investments, owned by Crain Communications Inc., is the 45-year-old global news source of money management. P&I is written for executives at defined benefit and defined contribution retirement plans, endowments, foundations and sovereign wealth funds, as well as those at investment management and other investment-related firms. Pensions & Investments provides timely and incisive coverage of events affecting the money management and retirement businesses. Visit us at www.pionline.com.

About the AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company (mutual fund) registered with the Securities and Exchange Commission, managing over $5.8 billion in assets for some 390 investors, including union and public employee pension plans and labor organizations. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

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PENSIONS & INVESTMENTS 2018 ANNUAL AWARD FOR THE

BEST PLACES TO WORK

★ ★ ★

IN MONEY MANAGEMENT

AFL-CIO Housing Investment Trust

Congratulations on your commitment to establishing an engaging workplace that ensures the success of both the organization and the individual.

BEST PLACES TO WORK
2018
Pensions&Investments
BEST PLACES TO WORK
IN MONEY MANAGEMENT
2018
LEADERSHIP

Pensions&Investments